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                                                                   EXHIBIT 10.23


                                 LEASE AGREEMENT

(        265 East 100 South                 Office Building)

         THIS LEASE AGREEMENT (the "Lease") is made and entered into as of this 6th day of July , 1995 , by and between 265 East Associates ("Landlord"), and UroQuest Corporation ("Tenant").

         For and in consideration of the rental to be paid by Tenant and of the covenants and agreements herein set forth to be kept and performed by Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the Leased Premises (as hereinafter defined) and certain other areas, rights and privileges for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

      I.  PREMISES

         1.1 Description of Premises. Landlord does hereby demise, lease and let unto Tenant, and Tenant does hereby take and receive from Landlord the following:

              (a) That certain floor area containing approximately 2,331 square feet (the "Leased Premises") on the 2nd floor(s) of the office building (the "Building"), located at 265 East 100 South #220 in Salt Lake City, Salt Lake County Utah, on the real property (the
         "Property") described on Exhibit "A" attached hereto and by this reference incorporated herein. The Leased Premises consist of that certain area crosshatched on Exhibit "B" which is attached hereto and by this reference incorporated herein.

              (b) The non-exclusive right to Tenant's Proportionate Share of the Common Areas (as defined in Section 20.1 below) which area is 411 square feet.

              (c) Such non-exclusive rights-of-way, easements and similar rights with respect to the Building and the Property as may be reasonably necessary for access to and egress from, the Leased Premises and Tenant's pro-rata portion of the Common Areas.

              (d) The non-exclusive right to use those areas designated and suitable for vehicular parking, including the non-exclusive right to the use of four ( 4 ) parking stalls.
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         1.2  Work of Improvement. The obligations of Landlord and Tenant to perform the work and supply the necessary materials and labor to prepare the Leased Premises for occupancy are described in detail on Exhibit "C". Landlord and Tenant shall expend all funds and do all acts required of them as described on Exhibit "C" and shall perform or have the work performed promptly and diligently in a first class and workmanlike manner.

         1.3 Changes to Building. Landlord hereby reserves the right at any time and from time to time to make changes, alterations or additions to the Building, the Improvements (as hereinafter defined) or to the Property. Landlord agrees that any such changes shall be made in a manner calculated to avoid unreasonably interfering with Tenant's use of the Leased Premises as provided in
Part VI entitled USE.

      II.  TERM

         2.1 Length of Term. The term of this Lease shall be for a period of Sixty ( 60 ) months plus the partial calendar month, if any, occurring after the Commencement Date (as hereinafter defined) if the Commencement Date occurs other than on the first day of a calendar month.

         2.2 Commencement Date; Obligation to Pay Rent. The term of this Lease and Tenant's obligation to pay rent hereunder (as modified hereinbelow) shall commence on the last to occur of the following dates (the "Commencement Date"):

              (a)  September 1, ,1995.

              (b) The date N/A ( ) days after Landlord, or Landlord's supervising contractor, notified Tenant in writing that Landlord's construction obligations respecting the Leased Premises have been completed or that the Leased Premises are ready for occupancy and/or the performance of Tenant's work.

         2.3 Acknowledgment of Commencement Date. In the event the Commencement Date occurs other than on the date set forth in Section 2.2 (a) above, Landlord and Tenant shall execute a written acknowledgment of the Commencement Date in the form attached hereto as Exhibit "D".

         2.4 Renewal Term. Tenant shall have the right to extend this Lease for One ( 1 ) additional term(s) of Five ( 5 ) years each upon giving Landlord written notice not less than six (6) months prior to the expiration of the current term hereof.

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      III.  BASIC RENTAL PAYMENTS

         3.1 Basic Annual Rent. Tenant agrees to pay to Landlord as basic annual rent (the "Basic Annual Rent") at such place as Landlord may designate, without prior demand therefore and without any deduction or offset whatsoever, the sum of **Thirty-seven Thousand Seventeen and no/100** Dollars ($37,017.00). Said Basic Annual Rent shall be due and payable in twelve (12) equal monthly installments to be paid in advance on the first day of each calendar month during the term of this Lease. Simultaneously with the execution hereof Tenant has paid to Landlord the first month's rent, receipt whereof is hereby acknowledged, subject to collection however if made by check. In the event the Commencement Date occurs on a day other than the first day of a calendar month, then the rent to be paid on the Commencement Date shall also include the rent for the initial fractional calendar month prorated on a per-diem basis (based upon a thirty (30) day month), and paid on the Commencement Date.

         3.2 Additional Monetary Obligations. Tenant shall also pay as base rental (in additional to the Basic Annual Rent) all other sums of money as shall become due and payable by Tenant to Landlord under the terms of this Lease. Landlord shall have the same remedies in the case of a default in the payment of said other sums of money as are available to Landlord in the case of a default in the payment of one or more installments of Basic Annual Rent.

         3.3 Rental Adjustment. The Basic Annual Rent shall be adjusted at the end of every three (3) years of the term of this Lease. The amount to be adjusted on each adjustment date is **Thirteen and 50/100 dollars** ($13.50 ) per square foot. The rental adjustment at the end of each three year period shall be the percent increase in the Consumer Price Index (All Products for the nation as a whole) as determined by the United States Department of Labor for the most recently available previous three (3) year period when calculated two
(2) months prior to the end of the then current thirty-six month period. In the event the Consumer Price Index is no longer available the rental adjustment shall be calculated using the index that most closely approximates or replaces the Consumer Price Index. In no event shall the rental adjustment be a negative number.

      IV.  ADDITIONAL RENT

         4.1 Definitions. For purposes of this Part IV and the Lease in general, the following words and phrases shall have the meaning set forth below:

              (a) "Basic Costs" shall mean all actual costs and expenses incurred by Landlord in connection with the ownership, operation, management and maintenance of the


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         Building and the Property (including all Common Areas) and related improvements located thereon (the "Improvements"), including, but not limited to, all expenses incurred by Landlord as a result of Landlord's compliance with any and all of its obligations under this Lease (or under similar leases with other tenants) other than the performance by Landlord of its work under Section 1.3 of this Lease or similar provisions of leases with other tenants. In explanation of the foregoing, and not in limitation thereof, Basic Costs shall include: all real and personal property taxes and assessments (whether general or special, known or unknown, foreseen or unforeseen) and any tax or assessment levied or charged in lieu thereof, whether assessed against Landlord and/or Tenant and whether collected from Landlord and/or Tenant; snow removal, trash removal, utilities, supplies, insurance, license permit and inspection fees, cost of services of independent contractors, property management fees, cost of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the day-to-day operation, maintenance, repair and replacement to the Building, its equipment and the adjacent walk, and landscaped areas and including janitorial services for common areas, scavenger, gardening, security, parking, elevator, painting, plumbing, electrical, carpentry, heating, ventilation, air conditioning, window washing, signing and advertising, but excluding persons performing services not uniformly available to or performed for substantially all Building tenants; and rental expense or a reasonable allowance for depreciation of personal property used in the maintenance, operation and repair of the Building. The foregoing notwithstanding, Basic Costs shall not include depreciation on the Building and the Improvements or amounts of principal or interest paid on the loans of Landlord or the cost of maintenance of the structural systems of the Building. Tenant shall pay its Proportionate Share of Basic Costs of the Building which Proportionate Share shall be determined by multiplying the expenses in question by a fraction, the numerator of which shall be the rentable square footage of the Leased Premises and the denominator of which shall be the average rentable square footage in the Building during the year in which the Basic Costs are then being calculated.

              (b) "Direct Costs" shall mean all actual costs and expense incurred by Landlord in connection with the operation, management, maintenance, replacement, and repair of the Leased Premises, including but not limited to janitorial services, maintenance, repairs, supplies, utilities, heating, ventilation, air conditioning, and property management fees (provided said fees are in line


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         with percentage fees charged for similar buildings). Tenant shall pay to Landlord the Direct Costs Landlord incurs in the manner described hereinbelow.

              (c) "Estimated Basic Costs" shall mean the projected amount of Tenant's Proportionate Share of Basic Costs and all Direct Costs. The Estimated Basic Costs for the calendar year in which this Lease commences are Eleven Thousand Six Hundred Eighty and 92/100 dollars ($ 11,680.92 ), and are included in the Basic Annual Rent. If the Estimated Basic Costs as of the date Tenant takes occupancy are greater than Tenant's Estimated Basic Costs at the time this Lease is executed, the Estimated Basic Costs shall be increased to equal the Estimated Basic Costs as of the date of Tenant's occupancy.

              (d) "Tenant's Proportionate Share of Basic Costs" shall mean the percentage determined by the fraction the numerator of which is the rentable square footage of the Leased Premises and the denominator of which is the rentable square footage of the Building. For the purposes of this Lease Tenant's Proportionate Share of Basic Costs is initially
         3.8 %.

         4.2 Report of Basic Costs, Direct Costs and Statement of Estimated Basic Costs. After the expiration of each calendar year occurring during the term of this Lease, Landlord shall furnish Tenant a written statement of the actual Basic Costs occurring during such year and shall specify Tenant's Proportionate Share of Basic Costs and Tenant's Direct Costs for such year. The written statement shall also specify the amount by which Tenant's Proportionate Share of Basic Costs and Tenant's Direct Costs exceeds or is less than the Estimated Basic Costs paid by Tenant as part of its Basic Annual Rent. Landlord shall also furnish Tenant a written statement of the projected Estimated Basic Costs for the then current calendar year. In the event the projected Estimated Basic Costs for the current year exceeds the amount set forth in Section 4.1(c) above, Tenant shall pay as part of the Basic Annual Rent one-twelfth of such excess during such year of the Lease, including a retroactive adjustment, if necessary, in the month the written statement is received.

         4.3 Payment of Additional Rent. Tenant shall pay as additional rent (the "Additional Rent") the amount of any excess of Tenant's Proportionate Share of Basic Costs and Tenant's Direct Costs over the Estimated Basic Costs. The Additional Rent shall be paid as follows:

              (a) Within thirty (30) days after delivery of the written statement referred to in Section 4.2 above, Tenant shall pay to Landlord the amount by which Tenant's Proportionate Share of Basic Costs and Tenant's Direct Costs, as specified in such written statements,

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         exceeds the aggregate of Estimated Basic Costs actually paid by Tenant for the year at issue. Payments by Tenant shall be made pursuant to this Section 4.3(a) notwithstanding that a statement pursuant to
         Section 4.2 is furnished to Tenant after the expiration of the term of this Lease.

              (b) If the annual statement of Estimated Basic Costs indicates that the amount actually paid by Tenant pursuant to this Part 4 for any year exceeded Tenant's actual Direct Costs and Proportionate Share of Basic Costs for the same year, Landlord, at its election, may either
         (i) promptly pay the amount of such excess to Tenant, or (ii) apply such excess against any subsequent installment of Basic Annual Rental or Additional Rent due hereunder.

         4.4 Resolution of Disagreement. Every statement given by Landlord pursuant to Section 4.2 shall be conclusive and binding upon Tenant unless (i) within thirty (30) days after the receipt of such statement Tenant shall notify Landlord that it disputes the correctness thereof, specifying the particular respects in which the statement is claimed to be incorrect. If such dispute shall not have been settled by agreement, the parties hereto shall submit the dispute to arbitration within sixty (60) days after receipt of the statement. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall within thirty (30) days after receipt of such statement, pay Additional Rent in accordance with Landlord's statement, and such payment shall be without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay Tenant the amount of Tenant's overpayment of rents resulting from compliance with Landlord's statement. Landlord agrees to grant Tenant reasonable access to Landlord's books and records for the purpose of verifying Estimated Basic Costs incurred by Landlord.

         4.5 Limitations. Nothing contained in this Part IV shall be construed at any time so as to reduce the monthly installments of Basic Annual Rent payable hereunder below the initial amount set forth in Section 3.1 of this Lease.

      V.  SECURITY DEPOSIT

         5.1 Deposit. Tenant has deposited with Landlord the sum of **Ten Thousand and no/100 dollars** ($ 10,000.00 ) as security for the performance by Tenant of all of the terms, covenants, and conditions required to be performed by it hereunder. Such sum shall be returned to Tenant after the expiration of the term of this Lease and delivery of possession of the Leased Premises to Landlord if, at such time, Tenant has performed all such terms, covenants, and conditions of this Lease. Prior to the time when Tenant is entitled to any return of the

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security deposit, Landlord may intermingle such deposit with its own funds and use such sum for sure purposes as Landlord may determine. Tenant shall not be entitled to any interest on the security deposit.

         5.2 Default. In the event of default by Tenant in respect to any of its obligations under this Lease, including, but not limited to, the payment of rent or additional rent, Landlord may use, apply, or retain all or any part of the security deposit for the payment of any unpaid Basic Annual Rent or Additional Rent, or for any other amount which Landlord may be required to expend by reason of the default of Tenant, including any damages or deficiency in the reletting of the Leased Premises, regardless of whether the accrual of such damages or deficiency occurs before or after an eviction or a portion of the security deposit is so used or applied, Tenant shall, upon five (5) days written demand, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount.

      VI.  USE

         6.1 Use of Leased Premises. The Leased Premises are to be used for general office purposes only and for no other purpose whatsoever without the prior written consent of Landlord.

         6.2 Prohibition of Certain Activities or Uses. Tenant shall not do or permit anything to be done in or about or bring or keep anything in the Leased Premises which is prohibited by this Lease or will, in any way or to any extent:

              (a) Adversely affect any fire, liability or other insurance policy carried with respect to the Building and the Improvements or any of the contents of the Building of which Tenant has knowledge (except with Landlord's express written permission which will not be unreasonably withheld, but which may be contingent upon Tenant's agreement to bear any additional costs, expenses or liability for the risk that may be involved).

              (b) Obstruct or interfere with any right of any other tenant or occupant of the Building or injure or annoy such persons;

              (c) Conflict with or violate any law, statute, ordinance, rule, regulation or requirement of any governmental unit, agency or authority (whether existing or enacted as promulgated, in the future, known or unknown, foreseen or unforeseen).

              (d) Adversely overload the floors or otherwise damage the structural soundness of the Leased Premises or the Building, or any part thereof (except with

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         Landlord's express written permission, which will not be unreasonably withheld, but which may be contingent upon Tenant's agreement to bear any additional costs, expenses or liability for the risk that may be involved).

              (e) Adversely use the Leased Premises in a manner that severely affects the services provided by Landlord (such as utilities or trash removal etc.). In the event such adverse use occurs which requires Landlord to provide services on a more frequent basis than normally required (such as removing trash more often than once per week or using the power supplied by Landlord in amounts not disclosed at or prior to the signing of this Lease) Tenant shall be responsible for providing and paying for any such service that may be necessary to meets its extraordinary needs.

         6.3 Affirmative Obligations With Respect to Use. Tenant shall, at its sole cost and expense, comply with all governmental laws, ordinances, regulations, and requirements, now in force or which hereafter may be in force, of any lawful governmental body or authorities having jurisdiction over the Leased Premises, will keep the Leased Premises and every part thereof in a clean, neat, and orderly condition, free of objectionable noise, odors or nuisances, and which in all respects and at all times fully comply with all health and policy regulations, and shall not suffer, permit, or commit any waste thereon.

         6.4 Suitability. Tenant acknowledges that except as expressly set forth in this Lease, neither Landlord nor any other person has made any representation or warranty with respect to the Leased Premises or any other portion of the Building, the Improvements or the Property. Specifically, but not in limitation of the foregoing, no representation has been made or relied on with respect to the suitability of the Leased Premises or any other portion of the Building, the Improvements or the Property for the conduct of Tenant's business. The Leased Premises, the Building, the Improvements and the Property (and each and every part thereof) shall be deemed to be in satisfactory condition unless, within fifteen (15) days after the Commencement Date, Tenant shall give Landlord written notice specifying, in reasonable detail, the respects in which the Leased Premises, the Building, the Improvements or the Property are not in satisfactory condition.

         6.5 Taxes. Tenant shall pay all taxes, assessments, charges, and fees which during the term hereof may be imposed, assessed or levied by any governmental or public authority against or upon Tenant's use of the Leased Premises or any personal property or fixture kept or installed therein by Tenant and on the value of leasehold improvements to the extent that the same exceed Building allowances.

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      VII.  UTILITIES AND SERVICE

         7.1 Obligation of Landlord. During the term of this Lease Landlord agrees to cause to be furnished to the Leased Premises during customary business hours and during generally recognized business days (mutually agreed hereby to be Monday thru Friday from 7:30 a.m. to 6:00 p.m. excepting all Federal and Utah state holidays) the following utilities and services:

              (a)  Electricity, water, gas and sewer service.

              (b) Telephone connection, but not including telephone stations and equipment (it being expressly understood and agreed that Tenant shall be responsible for the ordering and installation of telephone lines and equipment which pertain to the Leased Premises).

              (c) Heat and air-conditioning to such extent and to such levels as, in Landlord's judgment, is reasonably required for the comfortable use and occupancy of the Leased Premises subject however to any limitations imposed by any government agency. The parties agree and understand that the above heat and air-conditioning will be provided Monday through Friday from 7:30 a.m. to 6:00 p.m. In the event Tenant uses the Leased Premises on an after-hours basis all said use will be charged to Tenant at the rate of $6.00 per hour for any and all periods of after-hours usage.

              (d)  Window washing of the exterior surface of all windows.

              (e) Security (including the lighting of common halls, stairways, entries and restrooms) to such extent as is usual and customary in similar buildings in Salt Lake County, Utah.

              (f)  Snow removal service.

              (g)  Landscaping and groundskeeping service.

              (h)  Elevator service.

              (i)  Trash removal service.

              (j) Janitorial service for all of Tenant's space. Said service will be provided in accordance with similar services normally provided to tenants of first class office buildings and shall be intended to keep the office portions of the Leased Premises in a reasonably clean condition.

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         7.2  Tenant's Obligations. Tenant shall arrange for and shall pay the entire cost and expense of all telephone stations, equipment and use charges, and all other materials and services not expressly required to be provided and paid for pursuant to the provisions of Section 7.1 above.

         7.3  Additional Limitations.

              (a) Tenant shall not, without the written consent of Landlord, which consent shall not be unreasonably withheld use any apparatus or device on the Leased Premises (including but without limitation thereto, electronic data processing machines, punch card machines using current in excess of 110 volts) which will in any way or to any extent increase the amount of electricity or water usually furnished or supplied for use of the Leased Premises for the use designated in
         Section 6.1 above, nor connect with electrical current, except through existing electrical panels or outlets in the Leased Premises, or water pipes, any apparatus or device, for the purposes of using electric current or water.

              (b) If Tenant shall require water or electric current in excess of that usually furnished or supplied for use of the Leased Premises for purposes other than those designated in Section 6.1 above, Tenant shall first procure the consent of Landlord for the use thereof, which consent shall not be unreasonably withheld. Landlord may cause a water meter or electric current meter to be installed in the Leased Premises, so as to measure the amount of water and electric current consumed for any such other use, The cost of such meters and the installation, maintenance, and repair thereof shall be paid for by Tenant and Tenant agrees to pay Landlord within thirty (30) days of demand therefore by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the service provider or local public utility furnishing the same, plus any additional expense directly incurred in keeping account of the water and electric current so consumed.

              (c) If and where heat generating machines or devices are used in the Leased Premises, which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install additional or supplementary air conditioning units for the Leased Premises, and the entire cost of installing, operating, maintaining and repairing the same shall be paid by Tenant to Landlord promptly after demand by Landlord.


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              (d)  Tenant shall have the right to install and maintain in the
         Leased Premises at its sole cost and expense, a unit or units necessary or desirable to supply heat, ventilation, and air conditioning to any portion of the Leased Premises, subject to compliance with all applicable ordinances and regulations. The electrical power utilized in the operation of such unit or units shall be paid for by Tenant.

         7.4 Limitation on Landlord's Liability. Landlord shall not be liable for and Tenant shall not be entitled to terminate this Lease or to effectuate any abatement or reduction of rent by reason of Landlord's failure to provide or furnish any of the foregoing utilities or services if such failure was reasonably beyond the control of Landlord. In no event shall Landlord be liable for loss or injury to persons or property, however arising, occurring in connection with or attributable to any failure to furnish such utilities or services except where such loss or injury arises wholly or in part from an act or omission, negligence, or willful misconduct of Landlord, its employees or agents. In no event shall Landlord be liable for any indirect, incidental, special or consequential damages, including loss of profit or revenue(s), even if advised of the possibility thereof.

      VIII.  MAINTENANCE AND REPAIRS; ALTERATIONS; ACCESS

         8.1 Maintenance and Repairs by Landlord. Landlord shall maintain in good order, condition and repair the Building, the Improvements and the Property, as a first class office building including the Leased Premises and those other portions of the Building leased, rented or otherwise occupied by persons not affiliated with Landlord. Landlord agrees to exercise its rights as Landlord to require such other nonaffiliated persons to maintain and repair their respective premises where their failure to do so adversely affects Tenant's use of the Leased Premises as described in Part VI of this Lease. Landlord shall supply and pay for normal janitorial and cleaning services reasonably required to keep the Building, the Improvements and the Property in a clean, sanitary and orderly condition, the cost and expense of which shall be included in Basic Costs. Landlord shall pay for major maintenance and repairs of the Leased Premises as originally leased (but not including Tenant's additions and fixtures) so long as the need for the same does not result from any wrongful or negligent act of Tenant or its employees, invitees, or licensees, in which event Tenant shall bear all costs and expenses incurred to restore the Leased Premises to their original condition.

         8.2 Maintenance and Repairs by Tenant. Tenant, at Tenant's sole cost and expense and without prior demand being made, shall, subject to Section 8.1 above, maintain the Leased Premises in good order, condition and repair, reasonable wear and tear excepted, including all equipment and fixtures installed by Tenant. Tenant expressly and irrevocably waives the benefit or


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applicability of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Leased Premises in good order, condition, and repair.

         8.3 Alterations. Except as set forth on Exhibit "C' attached hereto, and as provided in Section 8.4 below, Tenant shall not make or cause to be made any alterations, additions or improvements or install or cause to be installed any fixtures, signs, floor coverings, interior or exterior lighting, plumbing fixtures, or shades or awnings, or make any other changes to the Leased Premises without first obtaining Landlord's written approval, which shall not be unreasonably withheld. Tenant shall present to Landlord plans and specifications for such work at the time approval is sought. In the event Landlord consents to the making of any alterations, additions, or improvements to the Leased Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense. All such work with respect to any alterations, additions, and changes shall be done in a good and workmanlike manner and diligently prosecuted to completion. Any such alterations, additions, or changes shall be performed and done strictly in accordance with all laws and ordinances relating thereto. In performing the work of any such alterations, additions, or changes, Tenant shall have the same performed in such a manner as not to obstruct access to any portion of the Building. Any alterations, additions, or improvements to or of the Leased Premises, including, but not limited to, wallcovering, paneling, and built-in cabinet work, but excepting movable furniture and equipment, shall at once become a part of the realty and shall be surrendered with the Leased Premises unless Landlord otherwise elects at the end of the term hereof.

         8.4 Tenant Installed Equipment. Tenant's computer equipment, mechanical equipment, power supply equipment and all related easily removable electronic, mechanical, and cooling equipment shall be deemed trade fixtures, shall not become a part of the Building regardless of how affixed, and shall be removed by Tenant, at its sole cost and expense prior to the scheduled termination date hereof; provided however that in the event this Lease terminates or expires prior to the scheduled termination date, Tenant shall have sixty (60) days during which to complete such removal and associated repairs; further provided however that Tenant may remove all or any of such things at any time during the term hereof, or except where Landlord has conditioned approval on removal of alterations or additions, Tenant may at its option abandon the same in whole or in part, to Landlord at the expiration or earlier termination of the term of this Lease by vacating the Leased Premises without removing the same. In the event of removal of such things or any of them, Tenant shall also be required to remove pipes, wires and the like from the walls, ceilings, floors and roof of the Building.


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         8.5  Additional Security. Tenant shall have the right to implement additional security measures upon the Leased Premises, including but not limited to the installation of special locks, etc. provided that Landlord shall be given the means to obtain access to and through Tenant's locks, etc.

         8.6 Landlord's Access to Leased Premises. Landlord shall have the right to place, maintain, and repair all utility equipment of any kind in, upon, and under the Leased Premises as may be necessary for the servicing of the Leased Premises and other portions of the Building. Landlord shall also have the right to enter the Leased Premises at all reasonable times, upon notice and on a noninterference basis, to inspect or to exhibit the same to prospective purchasers, mortgagees, and within six (6) months of the expiration of the term of the Lease to prospective tenants and lessees, and to make such repairs, additions, alterations, or improvements as Landlord may deem desirable Landlord agrees to give Tenant at least twenty-four (24) hours notice of entry, except in the case of an emergency. Landlord shall assist Tenant in maintaining the security of the Leased Premises by strictly controlling any keys to Tenant's Leased Premises, and by limiting access to the Leased Premises only to responsible and required individuals specifically authorized and approved by Landlord. Landlord shall be allowed to take all material upon said Leased Premises that may be required therefore without the same constituting an actual or constructive eviction of Tenant in whole or in part and the rents reserved herein shall in no wise abate while said work is in progress by reason of loss or interruption of Tenant's business or otherwise, and Tenant shall have no claim for damages; provided, however, that during the six (6) month period prior to the expiration of this Lease or of any renewal term, Landlord may place upon the Leased Premises "To Let" or "For Sale" signs which Tenant shall permit to remain thereon.

      IX.  ASSIGNMENT

         9.1 Assignment Prohibited. Tenant shall not transfer, assign, mortgage, or hypothecate this Lease, in whole or in part, or permit the use of the Leased Premises by any person or persons other than Tenant, or sublet the Leased Premises, or any part thereof, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld; provided, however, that occupancy of all or part of the Leased Premises by Partner(s), parent, subsidiary, or affiliated companies or successor organizations to the interest of Tenant shall not be deemed an assignment or subletting within the meaning of this Section. Such prohibition against assigning or subletting shall include any assignment or subletting by operation of law.

         9.2 Consent Required. Any assignment or subletting without Landlord's consent shall be void, and shall constitute a default hereunder which, at the option of Landlord, shall result in the termination of this Lease or exercise of Landlord's other remedies hereunder. Consent to any assignment or subletting shall not operate as a waiver of the necessity for consent to any subsequent assignment or subletting, and the terms of such consent shall be binding upon any person holding by, under, or through Tenant.

         9.3 Landlord's Right in Event of Assignment. If this Lease is assigned or if the Leased Premises or any portion thereof are sublet or occupied by any person other than Tenant, Landlord may collect rent and other charges from such assignee or other party, and apply the amount collected to the rent and other charges reserved hereunder, but such collection shall not constitute consent or waiver of the necessity of consent to such assignment, subleasing, or other transfer, nor shall such collection constitute the recognition of such assignee, sublessee, or other party as Tenant hereunder or a release of Tenant from the further performance of all of the covenants and obligations of Tenant herein contained. Where such rent and other charges exceed the rent and other charges reserved hereunder, Landlord shall promptly remit such excess to Tenant or credit such excess amount against Tenant's next succeeding monthly rental obligation. In the event that Landlord shall consent to a sublease or assignment hereunder, Tenant shall pay to Landlord reasonable fees, not to exceed $100.00, incurred in connection with processing of documents necessary to the giving of such consent.

      X.  INDEMNITY

         10.1 Indemnification By Tenant. Tenant and Landlord shall indemnify each other and save each other harmless from and against any and all suits, actions, damages, claims, liability, and expense in connection with loss of life, bodily or personal injury, or property damage arising from or out of any occurrence in, upon, at or from the occupancy or use by Tenant of the Leased Premises, the Building, the Improvements, and the Property or any part thereof, or occasioned wholly or in part by any act or omission, negligence or willful misconduct of Tenant or Landlord, their agents, contractors, employees, servants, invitees, licensees, or concessionaires. In no event shall Tenant be liable for any indirect, special, or consequential damages related to last profits or lost opportunities, including loss of revenue or profit even if advised of the possibility thereof. Furthermore all insurance policies carried by Tenant and/or Landlord shall include a waiver of subrogation endorsement which specifies that the insurance carrier(s) will waive any right of subrogation against Tenant and/or Landlord arising out of any insurance claim.

         10.2 Release of Landlord. Landlord shall not be responsible or liable at any time for any loss or damage to Tenant's personal property or to Tenant's business, including any loss or damage to either the person or property of Tenant that may be occasioned by or through the acts or omissions of persons occupying adjacent, connecting, or adjoining space. Tenant shall store its property in and shall use and enjoy the Leased Premises and all other portions of the Building, the Improvements and the Property at its own risk, and hereby releases Landlord, to the full extent permitted by law, from all claims of every kind resulting in loss of life, personal or bodily injury, or property damage except those claims arising from or out of Landlord's acts or omissions, negligence or willful misconduct for which Landlord hereby agrees to indemnify and hold Tenant harmless.

         10.3 Notice. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Leased Premises or in the Building of which the Leased Premises are a part, or of defects therein or defects in any fixtures or equipment.

         10.4 Litigation. In the event Landlord, without fault on its part, shall be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all damages, costs, expenses, and reasonable attorneys' fees finally awarded and arising out of such litigation.

      XI.  INSURANCE

         11.1 Fire and Extended Coverage Insurance on Tenant's Personal Property and Fixtures. At all times during the term of this Lease, Tenant shall keep in force at its sole cost and expense, fire insurance and extended coverage (including vandalism and malicious mischief) in companies acceptable to Landlord, equal to the replacement cost of Tenant's fixtures, furnishings, equipment, and contents upon the Leased Premises and all improvements or additions made by Tenant to the Leased Premises. Landlord shall be named as an additional insured on all such policies.

         11.2 Liability Insurance. During the entire term of this Lease Tenant shall keep in full force and effect a policy of public liability and property damage insurance with respect to the Leased Premises and the business operated by Tenant in the Leased Premises, with personal or bodily injury and property damage of not less than $1,000,000.00. The policy shall name Landlord and all persons, firms, or corporations connected with Landlord who also have an economic or titled interest in the Building, the Improvements, and the Property and Tenant as insureds, and shall contain a clause that the insurer will not cancel or change the insurance or the amount of the coverage thereunder without first giving Landlord ten (10) days written notice. The insurance shall be provided by an insurance company approved by Landlord and a certificate of insurance shall be delivered to Landlord. All public liability, property damage, and other liability policies shall be written as primary policies, not contributing with and not in excess of coverage which Landlord may carry. All such policies shall contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recover under said policies for any loss occasioned to it, its servants, agents, and employees by reason of the negligence of Tenant. All such insurance shall specifically insure the performance by Tenant of the indemnity agreement as to liability for injury to or death of persons or injury or damage to property contained in Part X hereof.

         11.3 Subrogation. Landlord and Tenant mutually waive their respective right of subrogation against each other, and any insurance policies herein required to be procured by any party hereto shall contain an express waiver of any right of subrogation by the insurer against the other party.

         11.4 Lender. Any mortgage lender interested in any part of the Building, the Improvements, or the Property, may, at Landlord's option, be afforded coverage under any policy required to be secured by Tenant hereunder, by use of a mortgagee's endorsement to the policy concerned.

      XII.  DESTRUCTION

         If the Leased Premises shall be partially damaged by any casualty insured against under any insurance policy maintained by Landlord, and so long as the remaining undamaged area of the Leased Premises is reasonably usable by Tenant for the purposes permitted in accordance with Part VI hereof, Landlord shall, upon receipt of the insurance proceeds, repair the Leased Premises and until repair is complete the Basic Annual Rent and Additional Rent shall be abated proportionately as to that portion of the Leased Premises rendered untenable. Notwithstanding the foregoing, if: (a) the Leased Premises, by reason of such occurrence, are rendered wholly untenable, or (b) the Leased Premises should be damaged as a result of a risk which is not covered by insurance, or
(c) the Leased Premises should be damaged in whole or in part during the last six (6) months of the term or of any renewal hereof, or (d) the Leased Premises or the Building (whether the Leased Premises are damaged or not) should be damaged to the extent of fifty percent (50%) or more of the then-monetary value thereof, or (e) the damaged portion cannot be repaired within one hundred twenty
(120) days from the date of the casualty or loss; then and in any such events, Landlord may either elect to repair the damage during which time Tenant's rent shall be abated in proportion to the unusable area of the Leased Premises so damaged or either party may cancel this Lease by notice of cancellation within one hundred eighty (180) days after such event and thereupon this Lease shall expire, and Tenant shall vacate and surrender the Leased Premises to Landlord. Tenant's liability for rent upon the termination of this Lease shall cease as of the day following either party's giving notice of cancellation. In the event Landlord elects to repair any damage, any abatement of rent shall end five (5) days after notice by Landlord to Tenant that the Leased Premises have been repaired. If the damage is caused by the negligence of Tenant or its employees, agents, invitees, or concessionaires, there shall be no abatement of rent and no right of Tenant to terminate, and unless this Lease is terminated by Landlord, Tenant shall repair and re-fixture the interior of the Leased Premises in a manner, and in at least a condition equal to that existing prior to the destruction or casualty, and the proceeds of all insurance carried by Tenant on its property and fixtures shall be held in trust by Tenant for the purpose of said repair and replacement.

      XIII.  CONDEMNATION

         13.1 Total Condemnation. If the whole of the Leased Premises shall be acquired or taken by condemnation proceeding, then this Lease shall cease and terminate as of the date of title vesting in such proceeding.

         13.2 Partial Condemnation. If any part of the Leased Premises shall be taken as aforesaid, and such partial taking shall render that portion not so taken unsuitable for the business of Tenant, then this Lease shall cease and terminate as aforesaid. If such partial taking is not extensive enough to render the Leased Premises unsuitable for the business of Tenant, then this Lease shall continue in effect, except that the Basic Annual Rent and Additional Rent shall be reduced in the same proportion that the portion of the Leased Premises (including basement, if any) taken bears to the total area initially demised, and Landlord shall, upon receipt of the award in condemnation, make all necessary repairs or alterations to the Building in which the Leased Premises are located, provided that Landlord shall not be required to expend for such work an amount in excess of the amount received by Landlord as damages for the part of the Leased Premises so taken. "Amount received by Landlord" shall mean that part of the award in condemnation which is free and clear to Landlord of any collection by mortgage lenders for the value of the diminished fee.

         13.3 Landlord's Option to Terminate. If more than twenty percent (20%) of the Building shall be taken as aforesaid, Landlord may, by written notice to Tenant, terminate this Lease. If this Lease is terminated as provided in this Section, rent shall be paid up to the day that possession is so taken by public authority, and Landlord shall make an equitable refund of any rent paid by Tenant in advance.

         13.4 Award. Tenant shall not be entitled to and expressly waives all claim to any condemnation award for any taking, whether whole or partial, and whether for diminution in value of the leasehold or to the fee, although Tenant shall have the right, to the extent that the same shall not reduce Landlord's award, to claim from the condemner, but not from Landlord, such compensation as may be recoverable by Tenant in its own right for damages to Tenant's business and fixtures, including any losses for Tenant's moving expenses, business interruption or taking of Tenant's personal property not including Tenant's leasehold interest.

         13.5 Definition. As used in this Part XIII the term "condemnation proceeding" means any action or proceeding in which any interest in the Leased Premises is taken for any public or quasi-public purpose by any lawful authority through exercise of the power of eminent domain, or right of condemnation, or by purchase or otherwise in lieu thereof.

      XIV.  LANDLORD'S RIGHT TO CURE

         14.1 General Right. In the event of breach, default, or noncompliance hereunder by Landlord, Tenant shall, before exercising any right or remedy available to it, give Landlord written notice of the claimed breach, default, or noncompliance. If prior to its giving such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of a lender which has furnished any of the financing referred to in
Part XV hereof, concurrently with giving the aforesaid notice to Landlord, Tenant shall, by registered mail, transmit a copy thereof to such lender. For the thirty (30) days following the giving of the notice(s) required by the foregoing portion of this Section (or such longer period of time as may be reasonably required to cure a matter which, due to its nature, cannot reasonably be rectified within thirty (30) days), Landlord shall have the right to cure the breach, default, or noncompliance involved. If Landlord has failed to cure a default within said period, any such lender shall have an additional period within which to cure the same or, provided that the total time available to lender to cure said default shall not exceed forty-five (45) days from the date Tenant first gives notice to Landlord unless such default cannot be cured within that period, such additional time as may be necessary if within any such period said lender has commenced and is diligently pursuing the actions or remedies necessary to cure the breach, default, or noncompliance involved (including, but not limited to, commencement and prosecution of proceedings to foreclose or otherwise exercise its rights under its mortgage or other security instrument, if necessary to effect such cure), in which event this Lease shall not be terminated by Tenant so long as such actions or remedies are being diligently pursued by said lender.

         14.2 Mechanic's Lien. Should any mechanic's or other lien be filed against the Leased Premises, the Building, the Improvements or the Property or any part thereof, by reason of Tenant's acts or omissions, or because of a claim against Tenant, Tenant shall cause the same to be canceled and discharged of record by bond or otherwise within thirty (30) days after receiving written notice by Landlord.

      XV.  FINANCING; SUBORDINATION

         15.1 Subordination. Tenant acknowledges that it might be necessary for Landlord or its successors or assigns to secure mortgage loan financing or refinancing affecting the Leased Premises. Tenant also acknowledges that the lender interested in any given loan may desire that Tenant's interests under this Lease be either superior or subordinate to the mortgage then held or to be taken by said Lender. Accordingly, Tenant agrees that at the request of Landlord, at any time and from time to time, Tenant shall execute and deliver to Landlord an instrument, in form reasonably acceptable to Landlord, whereby Tenant subordinates its interests under this Lease and in the Leased Premises to such of the following encumbrances as may be specified by Landlord: Any mortgage or trust deed and customary related instruments are herein collectively referred to merely as a "Mortgage" and securing a loan obtained by Landlord or its successors or assigns for the purpose of enabling acquisition of the Building and/or construction of additional improvements to provide standing or permanent financing for the Building, or for the purpose of refinancing any such construction, acquisition, standing or permanent loan. Provided, however, that any such instrument or subordination executed by Tenant shall provide that so long as Tenant continues to perform all of its obligations under this Lease, its tenancy shall remain in full force and effect, notwithstanding Landlord's default in connection with the Mortgage concerned, or any resulting foreclosure or sale or transfer in lieu of such proceedings. Tenant shall not subordinate its interest hereunder or in the Leased Premises to any lien or encumbrance other than the Mortgages described in and specified pursuant to this Section
15.1 without the prior written consent of Landlord and of the lender interested under each mortgage then affecting the Leased Premises, which consent shall not be unreasonably withheld. Any such unauthorized subordination by Tenant shall be void and of no force or effect whatsoever. Tenant hereby appoints Landlord as its attorney-in-fact to execute and deliver any required subordination documents.

         15.2 Amendment. Tenant recognizes that Landlord's ability from time to time to obtain construction, acquisition, standing, and/or permanent mortgage loan financing for the Building and/or the Leased Premises may in part be dependent upon the acceptability of the terms of this Lease to the lender concerned. Accordingly, Tenant agrees that from time to time it shall, if so requested by Landlord, and if doing so will not substantially and adversely affect Tenant's economic interests or Tenant's use of the Leased Premises as permitted under Part VI of this Lease, join with Landlord in amending this Lease so as to meet the needs or requirements of any lender which is considering making or which has made a loan secured by a mortgage affecting the Leased Premises.

         15.3 Attornment. Any sale, assignment, or transfer of Landlord's interest under this Lease or in the Leased Premises, including any such disposition resulting from Landlord's default under a mortgage, shall be subject to this Lease. Tenant shall attorn to Landlord's successor and assigns and shall recognize such successor or assigns as Landlord under this Lease, regardless of any rule of law to the contrary or absence of privity of contract.

      XVI.  EVENTS OF DEFAULT; REMEDIES OF LANDLORD

         16.1 Default by Tenant. Upon the occurrence of any of the following events, Landlord shall have the remedies set forth in Section 16.2:

              (a) Tenant fails to pay any installment of Basic Annual Rent or Additional Rent or any other sum due hereunder within ten (10) days after receipt of notice that the same is due.

              (b) Tenant fails to perform any other material terms, condition, or covenant to be performed by it pursuant to this Lease within thirty (30) days after written notice of such default shall have been given to Tenant by Landlord, or if cure would reasonably require more than thirty (30) days to complete, if Tenant fails to commence performance within the thirty (30) days period or fails diligently to pursue such cure to completion.

              (c) Tenant or any guarantor of this Lease shall become bankrupt or insolvent or file any debtor proceedings or have taken against such party in any court pursuant to state or federal statute, a petition in bankruptcy or insolvency, reorganization, or appointment of a receiver or trustee, and such proceedings are not dismissed within ninety (90) days; or Tenant petitions for or enters into an arrangement; or suffers this Lease to be taken under a writ of execution.

         16.2 Remedies. Upon the occurrence of the events set forth in Section 16.1, Landlord shall have the option to take any or all of the following actions with notice to Tenant:

              (a) Immediately reenter and remove all persons and property from the Leased Premises, storing said property in a warehouse, or other secure facility at the cost of, and for the account of, Tenant, all without resort to legal process and without being deemed guilty of or liable in trespass. No such reentry or taking possession of the Leased Premises by Landlord shall be construed as an election on its part to terminate this

         Lease unless a written notice of such intention is given by Landlord to Tenant. No such action by Landlord shall be considered to be a forcible entry.

              (b) Collect by suit or otherwise each installment of rent or other sum as it becomes due hereunder, or enforce, by suit or otherwise, any other term of provision hereof on the part of Tenant required to be kept or performed.

              (c) Terminate this Lease by written notice to Tenant. In the event of such termination, Tenant agrees to promptly surrender possession of the Leased Premises. Should Landlord terminate this Lease, it may recover from Tenant all damages it may incur by reason of Tenant's breach, including the cost of recovering the Leased Premises, reasonable attorney's fees, and the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Leased Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord. In determining the rent which would be payable by Tenant hereunder subsequent to default, the rent for each year of the unexpired term shall be equal to the Basic Annual Rent and Additional Rent that would otherwise be payable under the full term of this Lease.

              (d) Should Landlord reenter, as provided above, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, and whether or not it terminates this Lease, it may be necessary in order to relet the Leased Premises. Landlord agrees to use its best efforts to relet the Leased Premises for Tenant's account. Landlord may relet the same or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease), and at such rental or rentals and upon such other terms and conditions as Landlord, in its sole reasonable discretion, may deem advisable. Upon each such reletting all rentals received by Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and costs of any alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month shall be less than that to be paid during such month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reentry and reletting of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant pursuant to subsection (c) above, or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may, at any time thereafter, elect to terminate this Lease for such previous breach.

         The remedies given to Landlord in this Section 16.2 shall be in addition and supplemental to all other rights or remedies which Landlord may have under laws then in force.

         16.3 Past Due Sums. If Tenant fails to pay when the same is due and payable, any Basic Annual Rent, Additional Rent, or other sums required to be paid by it hereunder, such unpaid amounts shall bear interest, beginning five
(5) days after the due date thereof to the date of payment, at a fluctuating rate equal to six percent (6%) per annum above the prime rate of interest charged by First Security Bank of Utah, Salt Lake City, Utah. In addition thereto, Landlord may charge a sum of five percent (5%) of such unpaid amounts as a service fee. The parties agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of Tenant's late payment, and shall constitute the only damages to which Landlord is entitled for the period of such nonpayment for Tenant's delay in making payments required under this Lease. Notwithstanding the foregoing, however, Landlord's right concerning such interest and service fee shall be limited by the maximum amount which may properly be charged by Landlord for such purposes under applicable law.

      XVII.  PROVISIONS APPLICABLE AT TERMINATION OF LEASE

         17.1 Surrender of Premises. At the expiration of this Lease, Tenant shall surrender the Leased Premises in the same condition, reasonable use and wear and tear and unavoidable accident excepted, as they were in upon delivery of possession thereto under this Lease, and shall deliver all keys to Landlord. Before surrendering the Leased Premises; Tenant shall remove its personal property and trade fixtures in accordance with the rights and obligations of Tenant stated in Section 8.4 entitled Tenant Installed Equipment, and such property or the removal thereof shall in no way damage the Leased Premises, and Tenant shall be responsible for all costs, expenses and damages incurred in the removal thereof. If Tenant fails to remove its personal property and fixtures upon the expiration of this Lease, the same shall be deemed abandoned and shall become the property of Landlord.

         17.2 Holding Over. Any holding over after the expiration of any term hereof shall be construed to be a tenancy from month-to-month at the rents herein specified (pro rated on a monthly basis) and shall otherwise be on the terms herein specified so far as possible. Such month-to-month tenancy may be terminated by either party giving written notice to the other party of its intent to terminate the leasehold interest. Such month-to-month tenancy shall terminate no less than thirty (30) days after the receipt of written notice by the party so notified.

      XVIII.  ATTORNEYS' FEES

         In the event that at any time during the term of this Lease either Landlord or Tenant institutes any action or proceeding against the other relating to the provisions of this Lease or any default hereunder, the unsuccessful party in such action or proceeding agrees to reimburse the successful party for the reasonable expenses of such action, including reasonable attorneys' fees, incurred therein by the successful party, such fees not to exceed $2,500.00.

      XIX.    ESTOPPEL CERTIFICATE

         19.1 Landlord's Right to Estoppel Certificate. Tenant shall, within thirty (30) days after Landlord's request, execute and deliver to Landlord a written declaration in recordable form which shall contain language: (1) ratifying this Lease; (2) expressing the Commencement Date and termination date hereof; (3) certifying that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writing as shall be stated); (4) that all conditions under this Lease to be performed by Landlord have been satisfied; (5) that there are no defenses or offsets against the enforcement of this Lease by Landlord, or stating those claimed by Tenant;
(6) the amount of advance rental, if any, (or none if such is the case) paid by Tenant; (7) the date to which rental has been paid; (8) the amount of security deposited with Landlord; and (9) such other information as Landlord may reasonably request. Landlord's mortgage lenders and/or purchasers shall be entitled to rely upon such declaration.

         19.2 Effect of Failure to Provide Estoppel Certificate. Tenant's failure to furnish any Estoppel Certificate within thirty (30) days after request therefore shall be deemed a default hereunder and, moreover, it shall be conclusively presumed that: (a) this Lease is in full force and effect without modification in accordance with the terms set forth in the request; (b) that there are no unusual breaches or defaults on the part of Landlord; and (c) no more than one (1) month's rent has been paid in advance.

      XX.  COMMON AREAS

         20.1 Definition of Common Areas. "Common Areas" shall mean all areas, space, equipment and special services provided for the joint or common use and benefit of the tenants or occupants of the Building and Property or portions thereof, and their employees, agents, servants, patients, customers and other invitees (collectively referred to herein as "Occupants"), including without limitation, parking areas, access roads, driveways, retaining walls, landscaped areas, serviceways, loading docks, pedestrian walks, courts, stairs, ramps, sidewalks, common corridors, rooms, restrooms, air-conditioning, fan, janitorial, electrical and telephone rooms or closets; and all other areas within the Building which are not specified for exclusive use or occupancy by Landlord or any tenant (whether or not same are leased or occupied).

         20.2 License to Use Common Areas. The Common Areas shall be available for the common use of all Occupants and shall be used and occupied under a revocable license. If any such license shall be revoked, or if the amount of such areas shall be changed or diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall revocation or diminution of such areas be deemed constructive or actual eviction. All Common Areas shall be subject to the exclusive control and management of Landlord, Landlord shall have the right to construct, maintain, and operate lighting and other facilities on all said areas and improvements; to police the same; to change the area, level, location, and arrangement of parking areas and other facilities to restrict parking by tenants, their officers, agents, and employees; to close all or any portion of said areas or facilities to such extent as may be legally sufficient to prevent a dedication thereof or the accrual of any right to any person or the public therein. Landlord shall operate and maintain the Common Areas in such manner as Landlord, in its discretion, shall determine, shall have full right and authority to employ and discharge all personnel with respect thereto, and shall have the right, through reasonable rules, regulations, and/or restrictive covenants promulgated by it from time to time, to control the use and operation of the Common Areas so that the same may occur in a proper and orderly fashion.

         20.3 Parking. Automobiles of Tenant and all Occupants associated with Tenant shall be parked only within parking areas not otherwise reserved by Landlord and specifically designated for use by any other tenant and/or Occupants associated with said other tenant or tenants. Landlord or its agents shall, without any liability to Tenant or its Occupants, have the right to cause to be removed any automobile that may be wrongfully parked in a prohibited or reserved parking area, and Tenant agrees to indemnify, defend and hold Landlord harmless from and against any and all claims or losses, to or in connection with any such removal of Tenant's or its day-to-day Occupant's automobiles, provided, however, that such indemnity shall not apply to any claims, losses, demands, damages or liabilities arising out of Landlord's negligence or willful misconduct, for which Landlord agrees to indemnify Tenant or Tenant's Occupants and hold them harmless. Tenant shall, from time to time upon request, supply Landlord with a list of license plate numbers of all automobiles owned by Tenant or its day-to-day Occupants.

      XXI.   SIGNS, AWNINGS, AND CANOPIES

         Tenant shall not place, or suffer to be placed or maintained an any exterior door, wall, or window of the Leased Premises, or elsewhere in the Building, any sign, awning, marquee, decoration, lettering, attachment, or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering, or advertising matter on the glass of any window or door of the Leased Premises without first obtaining Landlord's written approval. Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter, or other things as may be approved, in good condition and repair at all times. Landlord may, at Tenant's cost and without liability to Tenant, enter the Leased Premises and remove any item erected in violation of this Part XXI. Landlord may establish rules and regulations governing the size, type, and design of all signs, decorations, etc., and Tenant agrees to abide thereby.

      XXII.  MISCELLANEOUS PROVISIONS

         22.1 No Partnership. Landlord does not by this Lease, in any way or for any purpose, become a partner or joint venturer of Tenant in the conduct of its business or otherwise.

         22.2 Force Majeure. Either party shall be excused for the period of any delay in the performance of any obligations hereunder when prevented from so doing by cause or causes beyond its respective control and without its fault or negligence, including labor disputes, civil commotion, war, governmental regulations or controls, fire or other casualty, inability to obtain any material or service, or acts of God.

         22.3 No Waiver. Failure of either party to insist upon the strict performance of any provision or to exercise any option hereunder shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived unless such waiver be in writing and signed by the party against whom the waiver is sought to be asserted.

         22.4 Notices. Any notice, demand, request, or other instrument which may be or is required to be given under this Lease shall be delivered in person or sent by United States certified or registered mail, postage prepaid, and shall be addressed; (a) if to Landlord, at the place specified for payment of rent, and (b) if to Tenant, at the address for Tenant which is stated below. Either party may designate such other address as shall be given by written notice.

                        Landlord:  265 East Associates
                                   265 East 100 South, #265
                                   Salt Lake City, UT 84111-1616
                                   Attn:  Heber S. Jacobsen

                        Tenant:    Uro-Quest Corporation
                                   265 East 100 South
                                   Salt Lake City, UT 84111
                                   Attn: Eric Hale

         22.5 Captions; Attachments: Defined Terms. The captions to the Parts and Sections of this Lease are for convenience of reference only and shall not be deemed relevant in resolving questions of construction or interpretation under this Lease. Exhibits referred to in this Lease, and any addendums and schedules attached to this Lease and initialed by the parties, shall be deemed to be incorporated in this Lease as though a part thereof.

         22.6 Recording. Tenant shall not record this Lease or a memorandum thereof without the written consent of Landlord, which shall not be unreasonably withheld. Landlord, at its option and at any time, may file this Lease for record with the Recorder of the County in which the Building is located. The party exercising its right to record shall bear all costs and pay all fees associated therewith.

         22.7 Partial Invalidity. If any provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held invalid shall not be affected thereby and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

         22.8 Broker's Commissions. Tenant represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with this Lease and agrees to indemnify Landlord against and hold Landlord harmless from all liabilities arising from any such claim or claims including any attorneys' fees connected therewith.

         22.9 Tenant Defined: Use of Pronouns. The word "Tenant" shall be deemed and taken to mean each and every person or party executing this document as a Tenant herein. If there is more than one person or organization set forth on the signature line as Tenant, their liability hereunder shall be joint and several. If there is more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The use of the neuter and singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant, and to corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

         22.10 Provisions Binding, Etc. Except as otherwise provided, all provisions herein shall be binding upon and shall inure to the benefit of the parties, their legal representatives, heirs, successors, and assigns. Each provision to be performed by Tenant or Landlord shall be construed to be both a covenant and a condition, and if there shall be more than one Tenant, they shall all be bound, jointly and severally, by such provisions. In the event of any sale or assignment (except for purposes of security or collateral) by Landlord of the Building, the Leased Premises, or this Lease, Landlord shall, from and after the date such sale or assignment occurs, be entirely relieved of all of its obligations hereunder and such obligations shall, as of the time of such sale or assignment or on the Commencement Date, whichever is later, automatically pass to Landlord's successor in interest.

         22.11 Entire Agreement, Etc. This Lease and the Exhibits, Riders, and/or Addenda, if any, attached hereto, constitute the entire agreement between the parties. All Exhibits, Riders, or Addenda mentioned in this Lease are incorporated herein by reference. Any guaranty attached hereto is an integral part of this Lease and constitutes consideration given to Landlord to enter into this Lease. Any prior or contemporaneous conversations or writings are merged herein and extinguished. No subsequent amendment to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed. Submission of this Lease for examination does not constitute an option for the Leased Premises and becomes effective as a lease only upon execution and delivery thereof by Landlord to Tenant. If any provision contained in a Rider or Addenda is inconsistent with a provision in the body of this Lease, the provision contained in said Rider or Addenda shall control. It is hereby agreed that this Lease contains no restrictive covenants or exclusives in favor of Tenant. The captions Part and Section numbers appearing herein are inserted only as a matter of convenience and are not intended to define, limit, construe, or describe the scope or intent of any Part, Section or Paragraph.

         22.12 Arbitration and Resolution of Disputes. In the event a dispute shall arise with respect to the interpretation or meaning of the terms or conditions of this Lease, or a dispute concerning the performance or nonperformance of the provisions hereof by either of the parties hereto, either party to this Lease may require, by the service of written notice on the other party in conformance with the requirements set forth herein, that such dispute be submitted to arbitration within a period of sixty ( 60 ) days after the service of said notice. Once such notice is served as aforesaid, each party shall proceed forthwith to appoint one arbitrator and the two arbitrators so appointed shall select a third arbitrator (each party shall select its arbitrator within fifteen (15) days of the serving of notice and the third arbitrator shall be selected within ten (10) days after the appointment of the first two arbitrators) and all disputes shall be resolved according to the rules and procedures of the American Arbitration Association and the laws of the State of Utah. If the two arbitrators designated as hereinabove provided shall fail to designate a third arbitrator, or if an individual designated as arbitrator as hereinabove provided refuses or becomes unable to act as such and the party on whose behalf such individual was designated as arbitrator fails to designate a successor arbitrator, then the third or successor arbitrator shall be designated according to the rules and procedures of the American Arbitration Association. Failure by a party to select its arbitrator within the specified timeframe shall cause the dispute to be resolved by the arbitrator selected by the party which complied with the requirements as stated herein. It is hereby agreed that no later than ten (10) days after a dispute is submitted for arbitration the arbitrators shall render their decision in writing to be delivered to the parties hereto in duplicate originals. All awards and determinations made by the arbitrators pursuant to the provisions of this Lease shall be conclusive and binding on all the parties hereto and judgment may be rendered thereon. This agreement to arbitrate shall be specifically enforceable and the award rendered by the arbitrators shall be final and judgment on it may be entered in any court having jurisdiction. Each party shall pay the fees and expenses of the arbitrator it has selected. The fees and expenses of the third arbitrator in connection with each arbitration shall be paid as the arbitrators shall award. Landlord and Tenant shall continue to perform all of the terms and conditions of the Lease not in dispute and shall continue to make any and all payments as required by the terms thereof during the period of any arbitration proceedings.

         22.13 Recourse by Tenant. Anything in this Lease to the contrary notwithstanding, Tenant agrees that it shall look solely to the estate and property of Landlord in the Property, the Buildings and the Improvements thereto, and subject to prior rights of any mortgagee, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants, and conditions of this Lease to be observed and/or performed by Landlord, and no other assets of Landlord shall be subject to levy, execution, or other procedures for the satisfaction of Tenant's remedies.

         22.14 Choice of Law. This Lease shall be governed by and construed in accordance with the laws of the State of Utah.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the day first set forth above.

                                           LANDLORD: 265 EAST ASSOCIATES

           7/6/95                          By /s/Heber S. Jacobsen
         ---------------                      ----------------------------------
         Date Executed                     Its   General Partner
                                              ----------------------------------


                                           TENANT:   URO-QUEST CORPORATION

          July 6 1995                      By /s/Eric B. Hale
         ---------------                      ----------------------------------
         Date Executed                     Its   President
                                              ----------------------------------

                                   EXHIBIT "A"


                                LEGAL DESCRIPTION

                           265 East 1st South Building


         The property consists of the following contiguous parcels.

         Parcel #1

              Commencing at the Southeast corner of Lot 1, Block 73, Plat A Salt Lake City Survey thence West 247.5 feet; thence North 10 rods; thence East 165 feet; thence South 31.75 feet; thence East 5 rods; thence South 133.25 feet to the point of beginning.

         Parcel #2

         Commencing 44.75 feet East of the Southeast corner of Lot 1, Block 73, Plat A Salt Lake City Survey; thence East 37.75 feet; thence North 10 rods; thence West 37.75 feet; thence South 10 rods to the point of beginning.

         Parcel #3

         Commencing at the Southwest corner of Lot 8, Block 73, Plat A Salt Lake City Survey; thence North 5 rods; thence East 10 rods; thence South 5 rods; thence West 10 rods to the point of beginning.

                                   EXHIBIT "C"


         Landlord shall supply and install at Landlord's expense the following Building Standard items:

                                  -  Walls

                                  -  Window Coverings

                                  -  Doors

                                  -  Ceiling Grid

                                  -  Floor Covering

                                  -  H.V.A.C.

                                  -  Electrical

                                  -  Paint

                                  -  Side light frames and glass

         Premises is to be finished as per drawing dated June 15, 1995 and attached herewith. All work is to be completed in a first class workmanlike manner using current building standard materials.

                                   EXHIBIT "D"

Landlord and Tenant hereby acknowledge that pursuant to paragraph 2.3 of the Lease, the Commencement Date thereof is hereby declared to be October 1, 1995.



LANDLORD : 265 East Associates              TENANT: UroQuest Corporation

By  /s/Heber S. Jacobsen                    By  /s/G.S. Ayers
  --------------------------------            -----------------------------

                                  ADDENDUM "A"

Security Deposit: At the beginning of each of the fourth and the fifth years of the lease term Landlord agrees to refund to Tenant one third (1/3) of the Security Deposit described in Paragraph 5.1, provided that Tenant is in compliance at each date with all terms and conditions of the lease.